Income Taxes (Details 3) (USD $) In Millions, unless otherwise specified	Apr. 30, 2014	Apr. 30, 2013
Deferred tax liabilities:
Intangible assets	$ 1,028.7	$ 1,019.6
Property, plant, and equipment	94.5	94.4
Other	19.4	9.4
Total deferred tax liabilities	1,142.6	1,123.4
Deferred tax assets:
Post-employment and other employee benefits	103.3	116.3
Intangible assets	7.6	5.4
Other	29.8	39.2
Total deferred tax assets	140.7	160.9
Net deferred tax liability	$ 1,001.9	$ 962.5